UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 8, 2010
TRIDENT MICROSYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	77-0156584 (I.R.S. Employer Identification Number)

3408 Garrett Drive, Santa Clara, California (Address of principal executive offices)	95054-2803 (Zip Code)
(408) 764-8808
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)
☐ Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240. 14(d)-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240-13e-4©)

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-23.1
EX-99.4

Item 2.01. Completion of Acquisition or Disposition of Assets
On February 8, 2010, Trident Microsystems, Inc. (“Trident” or the “Company”) filed a report on Form 8-K to report the completion of the acquisition of the television systems and set-top box business lines of NXP B.V., a Dutch besloten vennootschap (“NXP”), which was completed on February 8, 2010. At that time, Trident stated in such Form 8-K that it intended to file the required combined financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this amendment to such Form 8-K, the Registrant is amending and restating Item 9.01 thereof to include the required combined financial statements and pro forma financial information.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of business acquired
The following audited combined financial statements are incorporated by reference herein in their entirety from Schedule 14A filed on December 18, 2009:
•	Audited combined financial statements of Acquired Business Lines as of December 31, 2008, and December 31, 2007 and for the years then ended.

•	Audited combined interim financial statements of Acquired Business Lines as of June 30, 2009 and for the six months then ended.
The following unaudited combined financial statements are incorporated by reference herein in their entirety from Schedule 14A filed on December 18, 2009:
•	Unaudited combined interim financial statements of Acquired Business Lines as of June 30, 2008, and for the six months then ended.
(b) Unaudited Pro Forma Financial Information
The following unaudited pro forma condensed combined consolidated financial information is filed as Exhibit 99.4 to this Amendment No. 1 and incorporated in its entirety into this Item 9.01(b) by reference:
•	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2009.

•	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the three months ended September 30, 2009.

•	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the twelve months ended June 30, 2009.
(d) Exhibits

Exhibit No.	Description
3.6	Amended and Restated Certificate of Designation, dated February 5, 2010.*

4.5	Second Amendment to Amended and Restated Rights Agreement.*

10.40	Letter Agreement dated February 2, 2010 between Christos Lagomichos and Trident Microsystems, Inc.*

23.1	Consent of Independent Accountants

99.1	Press release dated February 8, 2010 announcing completion of acquisition.*

Exhibit No.	Description
99.2	Press release dated February 8, 2010 announcing results of year ended December 31, 2009.*

99.3	Audited combined financial statements of Acquired Business Lines as of December 31, 2008 and December 31, 2007 and
for the years then ended. (a)

Unaudited combined interim financial statements of Acquired Business Lines as of June 30, 2008 and for the six months then ended. (a)

Audited combined interim financial statements of Acquired Business Lines as of June 30, 2009 and for the six months then ended. (a)

99.4	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the three months ended September 30, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the twelve months ended June 30, 2009.

*	Filed previously

(a)	Incorporated by reference to the financial statements of the Acquired Business Lines and the related independent auditors’ reports included in the proxy statement filed on Schedule 14A with the Securities and Exchange Commission on December 18, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Trident Microsystems, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIDENT MICROSYSTEMS, INC. (Registrant)
Dated: April 16, 2010	By:	/s/ PETE J. MANGAN
Pete J. Mangan
Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Index to Exhibits

Exhibit	Description
3.6	Amended and Restated Certificate of Designation, dated February 5, 2010.*

4.5	Second Amendment to Amended and Restated Rights Agreement.*

10.40	Letter Agreement dated February 2, 2010 between Christos Lagomichos and Trident Microsystems, Inc.

23.1	Consent of Independent Accountants

99.1	Press release dated February 8, 2010 announcing completion of acquisition.*

99.2	Press release dated February 8, 2010 announcing results of year ended December 31, 2009.*

99.3
Audited combined financial statements of Acquired Business Lines as of December 31, 2008 and December 31, 2007 and for the years then ended. (a)

Unaudited combined interim financial statements of Acquired Business Lines as of June 30, 2008 and for the six months then ended. (a)

Audited combined interim financial statements of Acquired Business Lines as of June 30, 2009 and for the six months then ended. (a)

99.4
Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the three months ended September 30, 2009.

Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the twelve months ended June 30, 2009.

*	Filed previously

(a)	Incorporated by reference to the financial statements of the Acquired Business Lines and the related independent auditors’ reports included in the proxy statement filed on Schedule 14A with the Securities and Exchange Commission on December 18, 2009.